UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 6, 2026

Federal Realty Investment Trust
Federal Realty OP LP
(Exact name of registrant as specified in its charter)

Federal Realty Investment Trust

Maryland	1-07533	87-3916363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Federal Realty OP LP

Delaware	333-262016-01	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Rose Avenue, Suite 200, North Bethesda, Maryland	20852-4041
(Address of principal executive offices)	(Zip Code)
Registrants’ telephone number including area code:
301/998-8100

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Federal Realty Investment Trust

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest $.01 par value per share, with associated Common Share Purchase Rights	FRT	New York Stock Exchange
Depositary Shares, each representing 1/1000 of a share of 5.00% Series C Cumulative Redeemable Preferred Stock, $.01 par value per share	FRT-C	New York Stock Exchange
Federal Realty OP LP

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Federal Realty Investment Trust
☐
Federal Realty OP LP
☐
If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth below under the heading “Registration Rights Agreement” in Item 8.01 is incorporated by reference under this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information set forth below under the heading “3.500% Exchangeable Senior Notes due 2031” in Item 8.01 is incorporated by reference under this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth below under the heading “3.500% Exchangeable Senior Notes due 2031” in Item 8.01 is incorporated by reference under this Item 3.02.

The Notes (as defined below) were sold to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The initial purchasers subsequently resold the Notes to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act. The Issuer relied on these exemptions from registration based in part on representations made by the initial purchasers in the Purchase Agreement, dated August 6, 2026, by and among the Issuer and the Parent, on the one hand, and, on the other hand, Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Truist Securities, Inc. (collectively, the “Representatives”), and each of the other Initial Purchasers named in Schedule 1 thereto. Initially, a maximum of 3,901,260 common shares may be issued upon exchange of the Notes, based on the initial maximum exchange rate of 8.4810 common shares per $1,000 principal amount of Notes, which is subject to customary adjustments.

Item 8.01.	Other Events

3.500% Exchangeable Senior Notes due 2031

On August 11, 2026, Federal Realty OP LP (the “Issuer”), the operating partnership through which Federal Realty Investment Trust (the “Parent”) conducts all of its business, issued $460,000,000 aggregate principal amount of its 3.500% Exchangeable Senior Notes due 2031 (the “Notes”), which amount includes $60,000,000 aggregate principal amount of Notes pursuant to the exercise in full by the initial purchasers of their option to acquire additional Notes. The Notes were issued pursuant to, and are governed by, an Indenture, dated as of August 11, 2026 (the “Indenture”), among the Issuer, the Parent and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Notes were sold to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The initial purchasers subsequently resold the Notes to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act.

The notes are the Issuer’s senior unsecured obligations and will rank pari passu, or equally, with all of the Issuer’s existing and future unsecured and unsubordinated indebtedness. The Notes will be effectively subordinated to the prior claims of each secured mortgage lender to any specific property that secures such lender’s mortgage and to all of the unsecured indebtedness and other liabilities, as well as any preferred equity, of the Issuer’s subsidiaries. The Notes are not guaranteed by the Parent or any of its or the Issuer’s subsidiaries.

Interest on the Notes will be payable semiannually in arrears on February 15 and August 15 of each year, beginning on February 15, 2027. The Notes will mature on August 15, 2031 unless earlier exchanged, purchased or redeemed.

Subject to certain restrictions on share ownership and transfer, holders may exchange the Notes at their option prior to the close of business on the business day immediately preceding May 15, 2031, but only under certain circumstances. On or after May 15, 2031, until the close of business on the second scheduled trading day immediately preceding the maturity date of the Notes, holders may exchange their Notes at any time. Upon exchange of the Notes, the Issuer will pay cash up to the aggregate principal amount of the Notes to be exchanged and pay or deliver, as the case may be, cash, common shares of beneficial interest of the Parent (“common shares”) or a combination of cash and common shares, at the Issuer’s election, in respect of the remainder, if any, of the Issuer’s exchange obligation in excess of the aggregate principal amount of the Notes being exchanged.

The exchange rate applicable to the Notes is initially equal to 7.2179 common shares per $1,000 principal amount of Notes (equivalent to an exchange price of approximately $138.54 per common share). The exchange rate will be subject to adjustment upon the occurrence of certain events, but will not be adjusted for any accrued and unpaid interest.

If a fundamental change (as defined in the Indenture) occurs, subject to certain conditions, holders of the Notes may require the Issuer to repurchase for cash all or any portion of their Notes at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change purchase date (as defined in the Indenture). In addition, if certain fundamental changes occur or if the Issuer provides notice of redemption, the Issuer may be required, in certain circumstances, to increase the exchange rate for any Notes exchanged in connection with such fundamental change or notice of redemption.

The Issuer may redeem for cash all or any portion of the Notes, at its option, on or after August 20, 2029 if the last reported sale price of the common shares has been at least 130% of the exchange price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Issuer provides notice of redemption. The Issuer will also have the right, at its election, to redeem all or any portion of the Notes at any time and from time to time to the extent necessary to preserve the Parent’s status as a REIT for U.S. federal income tax purposes. The issuer may also redeem the Notes, in whole but not in part, at any time if the aggregate principal amount of Notes that remains outstanding at such time is less than 10% of the aggregate principal amount of Notes initially issued under the indenture. In the case of any redemption, the redemption price will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If an Event of Default (as defined in the Indenture) other than those described in the following sentence occurs and is continuing, the Trustee by notice to the Issuer, or the holders of at least 25% in aggregate principal amount of the Notes then outstanding by notice to the Issuer and the Trustee, may declare 100% of the principal of, and accrued and unpaid interest, if any, on all then outstanding Notes to be due and payable. In the case of an Event of Default arising out of certain bankruptcy or insolvency events (as set forth in the Indenture), 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

The Issuer used a portion of the net proceeds from the offering of the Notes to pay the cost of the capped call transactions described below. The Issuer intends to use the remainder of the net proceeds from the offering of the Notes for the repayment of indebtedness and for general corporate purposes. Pending such use, the net proceeds may be invested in short-term, income-producing investments, or the Issuer may use the net proceeds to temporarily repay current and/or future amounts outstanding under its revolving credit facility.

The Notes have not been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

The foregoing description of the Indenture and the Notes is qualified in its entirety by reference to the Indenture and the form of global note, filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated by reference herein.

Registration Rights Agreement

In connection with the issuance and sale of the Notes, on August 11, 2026, the Issuer and the Parent also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Representatives.

Pursuant to the Registration Rights Agreement, the Parent has agreed that it will:

•

on or before the 90th day after the original issuance of the Notes, file a shelf registration statement (which will be an automatic shelf registration statement if the Parent is then a well-known seasoned issuer (“WKSI”)) or a resale prospectus supplement to an effective shelf registration statement with the Securities and Exchange Commission (the “SEC”) providing for the registration of, and the sale on a continuous or delayed basis by the holders of the common shares, if any, issuable upon exchange of the Notes;

•

if such shelf registration statement is not an automatic shelf registration statement, use commercially reasonable efforts to cause the shelf registration statement or resale prospectus supplement to become effective within 180 days after the first date of original issuance of the Notes; and

•

use commercially reasonable efforts to keep the shelf registration statement or resale prospectus effective until the earlier of (1) the 30th trading day immediately following the maturity date of the Notes (subject to extension for any suspension of the effectiveness of the registration during such 30-trading day period immediately following the maturity date) and (2) the date on which there are no longer outstanding any Notes or common shares issued upon exchange thereof that would be “restricted” securities (within the meaning of Rule 144 under the Securities Act).

If the Issuer does not fulfill certain of its obligations under the Registration Rights Agreement with respect to the Notes, the Issuer will be required to pay additional interest to holders of the Notes. If a holder of the Notes exchanges some or all of its Notes, such holder will not be entitled to additional interest. However, if such holder exchanges its Notes when there exists a registration default with respect to common shares, the Issuer will increase the applicable exchange rate by 3% instead of paying any additional interest.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, filed herewith as Exhibit 10.1 and incorporated by reference herein.

Capped Call Transactions

In connection with the pricing of the Notes and the exercise by the initial purchasers of their option to purchase additional Notes, the Issuer and the Parent entered into privately negotiated capped call transactions relating to the Notes with certain of the initial purchasers or their affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions cover, subject to customary adjustments, the number of common shares that initially underlie the Notes.

The cap price of the capped call transactions initially is approximately $165.07 per share, which represents a premium of approximately 40% over the last reported sale price of the Parent’s common shares of $117.91 on the New York Stock Exchange on August 6, 2026, and is subject to certain adjustments under the terms of the capped call transactions.

The capped call transactions are expected generally to reduce the potential dilution to the Parent’s common shares upon exchange of any Notes and/or offset any cash payments the Issuer is required to make in excess of the principal amount of exchanged Notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the Issuer expects that the option counterparties or their respective affiliates may have entered into various derivative transactions with respect to the common shares and/or purchased common shares in secondary market transactions concurrently with or shortly after the pricing of the Notes, including with or from, as the case may be, certain investors in the Notes. This activity could have increased (or reduced the size of any decrease in) the market price of the common shares or the Notes at that time.

In addition, the Issuer expects that the option counterparties or their respective affiliates may modify or unwind their hedge positions by entering into or unwinding various derivative transactions with respect to the common shares and/or purchasing or selling common shares or other securities of the Parent in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so following any fundamental change repurchase, redemption or early exchange of the Notes and during the 40 trading day period beginning on the 41st scheduled trading day prior to the maturity date of the Notes, or, to the extent the Issuer exercises the relevant election under the capped call transactions, following any other repurchase of the Notes). This activity could also cause, reduce the extent of or avoid an increase or a decrease in the market price of the common shares or the Notes, which could affect a noteholder’s ability to exchange the Notes, and, to the extent the activity occurs following exchange or during any observation period related to an exchange of Notes, it could affect the amount and value of the consideration that a noteholder will receive upon exchange of such Notes.

The capped call transactions are separate transactions (in each case entered into with a separate option counterparty), are not part of the terms of the Notes and will not change the holders’ rights under the Notes. Noteholders will not have any rights with respect to the capped call transactions. A copy of the form of capped call confirmation relating to the capped call transactions is attached as Exhibit 99.1 hereto and is incorporated by reference (and the foregoing summary of the capped call transactions is qualified in its entirety by reference to such document).

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by use of terms such as “propose,” “will,” “expect,” “shall,” and similar terms or the negative of such terms, and include, without limitation, statements regarding the expected use of the net proceeds of the offering of the Notes and other information that is not historical information. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. More information about the risks and uncertainties faced by the Issuer and the Parent is contained in the section captioned “Risk Factors” in the Issuer’s and the Parent’s SEC filings, including their Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as subsequent SEC filings. The forward-looking statements contained in this Current Report are as of the date hereof, and, except as required by law, neither the Issuer nor the Parent undertakes any obligation to update any such statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture dated August 11, 2026 among the Issuer, the Parent and the Trustee

4.2	Form of 3.500% Exchangeable Senior Note due 2031 (included in Exhibit 4.1)

10.1	Registration Rights Agreement dated August 11, 2026 among the Issuer, the Parent and the Representatives.

99.1	Form of Capped Call Transaction Confirmation

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST
FEDERAL REALTY OP LP

Date: August 11, 2026	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-Chief Legal Officer and Secretary